SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Latin America Equity Fund
The fund’s Board of Directors (Board) has approved: (i) the appointment of Itaú USA Asset Management, Inc. (IUAM), a subsidiary of Itaú Unibanco S.A., as subadvisor to the fund; and (ii) the subadvisory agreement between DWS Investment Management Americas, Inc. (DIMA), the fund’s investment advisor, and IUAM with respect to the fund. IUAM is expected to assume day-to-day portfolio management responsibilities for the fund on or about May 15, 2020.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows DIMA, subject to the approval of the Board, to appoint IUAM as subadvisor of the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about May 15, 2020, the fund’s summary prospectus is supplemented as follows:
The following information replaces the existing disclosure under the “MANAGEMENT” heading in the fund’s summary prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Itaú USA Asset Management, Inc.
Portfolio Manager(s)
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
Luiz Ribeiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
Danilo Pereira, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2013.
Marcelo Pinheiro, CFA. Portfolio Manager, Itaú Asset Management, Inc. (Brazil). Portfolio Manager of the fund. Began managing the fund in 2014.
The subadvisor currently anticipates that the Brazil-based members of the portfolio management team will transition the portfolio management responsibilities to its US-based portfolio management over the next year.
Please Retain This Supplement for Future Reference
May 14, 2020
PROSTKR20-18